Class A: GRPAX Institutional: GRPIX Class IR: GRPTX Class R: GRPRX
Before you invest, you may want to review the Goldman Sachs Retirement Strategy 2050 Portfolio’s (the “Portfolio”) Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-526-7384 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Portfolio’s Prospectus and SAI, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Portfolio seeks long term capital appreciation and income consistent with its current asset allocation which will change over time with an increasing allocation to fixed income funds.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 121 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-168 of the Portfolio’s Statement of Additional Information (“SAI”).
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Institutional	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional	Class IR	Class R

Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None	None	0.50%
Other Expenses	2.08%	1.93%	2.08%	2.08%
Acquired (Underlying) Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%

Total Annual Portfolio Operating Expenses	3.18%	2.78%	2.93%	3.43%
Fee Waiver and Expense Limitation[1]	(1.93)%	(1.93)%	(1.93)%	(1.93)%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation	1.25%	0.85%	1.00%	1.50%

[1]
The Investment Adviser has agreed to (i) waive a portion of its Management Fee in order to achieve an effective rate of 0.10% as an annual percentage rate of average daily net assets of the Portfolio and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the Portfolio’s average daily net assets through at least December 29, 2012, and prior to such date, the Investment Adviser may not terminate either arrangement without the approval of the Board of Trustees.

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EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Institutional, Class IR and/or Class R Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$670	$1,306	$1,964	$3,718

Institutional Shares	$87	$679	$1,298	$2,969

Class IR Shares	$102	$724	$1,373	$3,115

Class R Shares	$153	$874	$1,618	$3,583

PORTFOLIO TURNOVER
The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended August 31, 2011 was 47% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Portfolio is designed for investors who prefer to have their asset allocation decisions made by a professional money manager. The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning in approximately 2050 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date, and may not be appropriate for investors who plan to retire at substantially younger or older ages at the Target Date. For example, if an investor plans on retiring in 2050 at the age of 45, the Portfolio may not be an appropriate investment option.
The Portfolio seeks to achieve its investment objective by investing in core equity, core fixed income and other diversifying asset classes through its investments in funds for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in money market instruments and U.S. and developed country fixed income securities (the
“Underlying Core Fixed Income Funds”) and some Underlying Funds invest primarily in U.S. and developed country equity securities (the “Underlying Core Equity Funds”). The remainder of the Underlying Funds invest primarily in other diversifying asset classes and instruments which may include high yield fixed income securities (commonly known as “junk bonds”), emerging markets equity and debt instruments, commodities, equity investments of small-cap non-U.S. issuers, real estate and/ or derivatives (the “Underlying Other Diversifier Funds”). The Portfolio will invest under normal circumstances in a combination of Underlying Core Fixed Income Funds, Underlying Core Equity Funds and Underlying Other Diversifier Funds based on the Portfolio’s Target Date.
The Portfolio’s strategic asset allocation will gradually change over time based on the number of years until (or since) the Target Date. The Portfolio will initially have a higher strategic allocation to Underlying Core Equity Funds and a lower strategic allocation to Underlying Core Fixed Income Funds. As the Portfolio approaches the Target Date, strategic allocations to the Underlying Core Fixed Income Funds gradually increase and strategic allocations to the Underlying Core Equity Funds gradually decrease. It is presently anticipated that strategic allocations to the Underlying Other Diversifier Funds will generally remain stable before and after the Target Date. The Portfolio will become more conservative (i.e., increase its strategic allocation to Underlying Core Fixed Income Funds) as it approaches (and ultimately passes) its Target Date. At the Target Date, based upon current target strategic asset allocations as of the date of this Prospectus, the Portfolio is expected to approach approximately 33% of total assets in Underlying Core Fixed Income Funds, 43% of total assets in Underlying Core Equity Funds, and 24% of total assets in Underlying Other Diversifier Funds. Approximately five years after the Portfolio’s Target Date, the Portfolio expects to reach its most conservative allocation and, at that time, expects that it will become part of another mutual fund managed by the Investment Adviser, the Goldman Sachs Income Strategies Portfolio, which has a current target asset allocation of approximately 60% of total assets in fixed income and 40% of total assets in equity. The target strategic allocations set forth above do not take into account the Investment Adviser’s tactical views on the Underlying Core Equity Fund, Underlying Core Fixed Income Fund and Underlying Other Diversifier Fund classes. The Investment Adviser will adjust the Portfolio’s allocations based on its tactical views from time to time, generally quarterly. Excluding the potential impact of market movement, the Investment Adviser’s tactical allocations to the Underlying Core Equity Funds, the Underlying Core Fixed Income Funds, and the Underlying Other Diversifier Funds are not expected to cause the actual allocation percentage at a given time to vary by more than plus or minus 7.5 percentage points from the target strategic allocations set forth in the glide path below. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of the Portfolio’s assets. GSAM may periodically rebalance the Portfolio’s investments towards its target strategic asset allocation percentages.

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GLIDE PATH ILLUSTRATION
The following glide path illustration shows the Portfolio’s expected target strategic asset allocations to each category, Underlying Core Fixed Income, Underlying Core Equity, and Underlying Other Diversifier Funds. The glide path also illustrates how the target strategic allocation changes over time as the Portfolio approaches and passes the Target Date. The glide path does not reflect any tactical allocations by the Investment Adviser or the potential impact of market movement on the Portfolio.

The actual asset allocation at a given time may vary from the target strategic asset allocations set forth above based on market movements and on the tactical views of the Investment Adviser based on various criteria, including the Investment Adviser’s outlook on global equity, fixed income and currency markets, the Portfolio’s investment objective and Target Date, and the Underlying Funds’ respective investment objectives, policies and investment strategies. The Investment Adviser will analyze similar criteria to determine the appropriate Underlying Funds and combination thereof at a given time. The Portfolio may invest in other Underlying Funds periodically to gain tactical exposure to a particular asset class.
THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE PORTFOLIO’S EQUITY/ FIXED INCOME/OTHER DIVERSIFIER STRATEGIC AND TACTICAL TARGETS AND RANGES, AND THE PORTFOLIO’S INVESTMENTS IN THE UNDERLYING FUNDS WILL CHANGE FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.
PRINCIPAL RISKS OF THE PORTFOLIO
Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Portfolio should not be relied upon as a complete investment program, and should not be selected based solely on a single factor, such as the investor’s age, anticipated retirement date, or investment risk tolerance. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective.
Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/ or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.
Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
Inadequate Retirement Income. An investment in the Portfolio is not guaranteed, and the Portfolio may experience losses, including losses near, at, or after the Target Date. There is no guarantee that the Portfolio will achieve sufficient capital appreciation to provide adequate income at and through retirement. Moreover, there is no guarantee that the Portfolio’s performance will keep pace with or exceed the rate of inflation, which may reduce the value of your investment over time.
Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.
Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See Principal Risks of the Underlying Funds below.
Temporary Investments. Although the Portfolio normally seeks to remain substantially invested in the Underlying Funds, the Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

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PRINCIPAL RISKS OF THE UNDERLYING FUNDS
The target and actual asset allocation percentages, asset classes, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.
Commodity Sector Risk. Exposure to the commodities markets may subject an Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agricultural and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity linked securities in which an Underlying Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant NAV deterioration. To the extent that an Underlying Fund invests in noninvestment grade fixed income securities, these risks will be more pronounced.
Derivatives Risk. The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Emerging Countries Risk. The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short period of time.
Inflation Protected Securities Risk. The value of inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk. When interest rates increase, fixed income securities held by an Underlying Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Leverage Risk. Borrowing and the use of derivatives result in leverage, which can magnify the effects of changes in the value of an Underlying Fund and make it more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.
Liquidity Risk. The risk that an Underlying Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Market Risk. The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

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Non-Diversification Risk. Certain of the Underlying Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-Investment Grade Fixed Income Securities Risk. Non-Investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Real Estate Industry Risk. Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.
REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
Small Cap Risk. Investments in small capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Sovereign Risk. Certain Underlying Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of the Prospectus is provided beginning on page 79 of the Prospectus.
PERFORMANCE
The bar chart below and table on the following page provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Institutional, Class IR and Class R Shares compare to those of certain broad-based securities market indices. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects fee waivers and expense limitations in effect.

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AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2010	1 Year	Since Inception

Class A Shares (Inception 9/5/07)
Returns Before Taxes	5.84%	-6.14%
Returns After Taxes on Distributions	5.33%	-6.91%
Returns After Taxes on Distributions and	4.02%	-5.42%
Sale of Portfolio Shares

Institutional Shares (Inception 9/5/07)
Returns Before Taxes	12.50%	-4.17%

S&P 500® Index (reflects no deduction for	15.06%	-2.48%
fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.34%
(reflects no deduction for fees, expenses or taxes)
MSCI® EAFE® (net) Index (reflects no	7.75%	-5.16%
deduction for fees or expenses)

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	12.37%	-5.31%

Class R Shares (Inception 11/30/07)
Returns	11.60%	-5.82%

S&P500® Index (reflects no deduction for	15.06%	-2.99%
fees, expenses or taxes)
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.82%
(reflects no deduction for fees, expenses or taxes)
MSCI® EAFE® (net) Index (reflects no	7.75%	-7.50%
deduction for fees or expenses)

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).
Portfolio Managers: William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies team – Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2009.
BUYING AND SELLING PORTFOLIO SHARES
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.
The minimum subsequent investment for Class A shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
PAYMENTS TO BROKER-DEALERS AND
  OTHER FINANCIAL INTERMEDIARIES
If you purchase the Portfolio through an Authorized Institution, the Portfolio and/or its related companies may pay the Authorized Institution for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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